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                                                                     Exhibit 4.1

NUMBER                                                                   SHARES

IGC
                           IGC INTERMAGNETICS GENERAL
                                          CORPORATION

                                                               CUSIP 458771 10 2

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

THIS CERTIFIES that






is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                         THE PAR VALUE OF $.10 EACH OF

                       INTERMAGNETICS GENERAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and of the By-laws of the Corporation (copies thereof being on file with the Secretary of the Corporation) and the holder hereof, accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated

 INTERMAGNETICS GENERAL CORPORATION       Countersigned and Registered:
             CORPORATE                        AMERICAN STOCK TRANSFER COMPANY
                SEAL                              (New York, N.Y.)
                1971                      By                      Transfer Agent
              NEW YORK                                             and Registrar

                                                            Authorized Signature

/s/ Michael Burke
-------------------------------------
    Michael Burke
Executive Vice President,
Chief Financial Officer and Treasurer

/s/ Glenn Epstein
-------------------------------------
    Glenn Epstein
President and Chief Executive Officer


                           AMERICAN BANK NOTE COMPANY
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common

TEN ENT  - as tenants by the entireties

JT TEN   - as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT..........Custodian........
                   (Cash)            (Shares)
                 under Uniform Gifts to Minors
                 Act........................
                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,..............hereby sell, assign and transfer unto


............................................................................



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

............................................................................
Please print or typewrite name and address including postal zip code of assignee

............................................................................


............................................................................


of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.....................................................

............................................................................


Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated .............

                                   .............................................


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.